UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

CADIZ INC.

(Exact name of Registrant as specified in charter)

Delaware	0-12114	77-0313235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 South Hope Street, Suite 2850

Los Angeles, California 90071

(Address of principal executive offices)

Registrant’s telephone number, including area code: (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Fifth Amendment to Amended and Restated Credit Agreement

Cadiz Inc. (the “Company”) and Cadiz Real Estate LLC (collectively, the “Borrowers”), along with MSD Credit Opportunity Master Fund, L.P., MILFAM II L.P. and WPI-Cadiz Farm CA, LLC (collectively, the “Senior Lenders”) and Wells Fargo Bank, National Association, as agent for the Senior Lenders, are a party to that certain Amended and Restated Credit Agreement, dated as of October 30, 2013, and as subsequently amended on November 23, 2015, February 8, 2016, March 4, 2016 and April 28, 2016 (the “Credit Agreement”), as previously reported.

On November 29, 2016, and effective as of November 30, 2016, the Borrowers and the Senior Lenders entered into a Fifth Amendment to the Credit Agreement (“Fifth Amendment”) for the purpose of, among other things, (i) permitting the Borrowers to elect to satisfy the cash interest payment obligations under the Credit Agreement through the issuance of shares of the Company’s common stock, based on a per-share price equal to the 10-day volume weighted average trading price of the common stock on the date of the election and (ii) extending the maturity date of the Credit Agreement from September 28, 2017 to September 28, 2019. Following each election by the Company to pay cash interest by the issuance of shares of its common stock, the Company will make each issuance on the applicable interest payment date to the Senior Lenders pursuant to a form of interest share issuance agreement to be executed by the Company with each Senior Lender. In connection with entering into the Fifth Amendment, the Company issued to the Senior Lenders, in accordance with their respective pro rata interests of the loans outstanding under the Credit Agreement, an aggregate of 357,500 shares of its common stock and warrants to purchase an aggregate 357,500 shares of its common stock. Such shares of common stock and the warrants were offered to the Senior Lenders pursuant to an effective registration statement on Form S-3 (File No. 333-214318) and were issued to the Senior Lenders pursuant to a form of closing share and warrant issuance agreement executed by the Company with each Senior Lender. The shares of common stock underlying the warrants and the shares of common stock to be paid as interest to the Senior Lenders will be offered under such foregoing or similar registration statement, as available at exercise or issuance, as applicable. Any payment of any interest by the Company via shares of common stock under the Fifth Amendment is subject to the satisfaction of certain equity conditions, including the effectiveness a registration statement for such shares and a minimum 10-day volume weighted average trading price of the common stock on the date of payment.

Under the closing share and warrant issuance agreements, the Senior Lenders will not, and will cause their wholly-owned subsidiaries not to, sell, transfer, encumber or otherwise dispose of any or all of their respective allocations of the 357,500 shares of common stock issued under the closing share and warrant issuance agreements prior to May 28, 2017 without the Company’s written consent, other than transfers to affiliates of the Senior Lenders (provided, however, that any common stock issued under the closing share and warrant issuance agreements transferred to such affiliate shall be subject, as of the date of such transfer, to the remaining term, if any as of such date, of the foregoing transfer restrictions).

The warrants generally have a five year term and an exercise price of $0.01 per share, subject to adjustment for corporate actions including, but not limited to, stock dividends, stock splits, reverse stock splits, corporate reorganizations and mergers (collectively, “Price Adjustments”) as well as certain dilutive issuances at a price per share (subject to Price Adjustments) below either of (i) the fair market value of the common stock, or (ii) $9.05, as provided pursuant to the terms of the warrants. A holder of a warrant may exercise the warrant, from time-to-time, commencing on the 180th day following the execution date of the Fifth Amendment if any principal or interest amounts are outstanding under the Credit Agreement as of such day. Once the warrant becomes exerciseable as of such 180th day, such exerciseability is irrevocable notwithstanding any subsequent pay off of the principal and interest under the Credit Agreement.

The discussion above does not purport to be a complete description of the Fifth Amendment, the warrants, the closing share and warrant issuance agreements and the form of interest share issuance agreement described in this Current Report and discussion of each is qualified in its entirety by reference to the full text of such document, each of which is attached as an exhibit to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	MSD Credit Opportunity Master Fund, L.P. Warrant to Purchase Common Stock of Cadiz Inc.
4.2	MILFAM II L.P. Warrant to Purchase Common Stock of Cadiz Inc.
4.3	WPI-Cadiz Farm CA, LLC Warrant to Purchase Common Stock of Cadiz Inc.
5.1	Legal opinion of Mitchell Silberberg & Knupp LLP.
10.1	Fifth Amendment to Amended and Restated Credit Agreement, dated as of November 29, 2016, by and among Cadiz Inc. and Cadiz Real Estate LLC as borrowers, MSD Credit Opportunity Master Fund, L.P., MILFAM II L.P. and WPI-Cadiz Farm CA, LLC as lenders and Wells Fargo Bank, National Association as agent.
10.2	Closing Share and Warrant Issuance Agreement by and between Cadiz Inc. and MSD Credit Opportunity Master Fund, L.P., dated as of November 29, 2016
10.3	Closing Share and Warrant Issuance Agreement by and between Cadiz Inc. and MILFAM II L.P., dated as of November 29, 2016
10.4	Closing Share and Warrant Issuance Agreement by and between Cadiz Inc. and WPI-Cadiz Farm CA, LLC, dated as of November 29, 2016
10.5	Form of Interest Share Issuance Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2016

CADIZ INC.

By:	/s/ Timothy Shaheen
Timothy Shaheen, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	MSD Credit Opportunity Master Fund, L.P. Warrant to Purchase Common Stock of Cadiz Inc.
4.2	MILFAM II L.P. Warrant to Purchase Common Stock of Cadiz Inc.
4.3	WPI-Cadiz Farm CA, LLC Warrant to Purchase Common Stock of Cadiz Inc.
5.1	Legal opinion of Mitchell Silberberg & Knupp LLP.
10.1	Fifth Amendment to Amended and Restated Credit Agreement, dated as of November 29, 2016, by and among Cadiz Inc. and Cadiz Real Estate LLC as borrowers, MSD Credit Opportunity Master Fund, L.P., MILFAM II L.P. and WPI-Cadiz Farm CA, LLC as lenders and Wells Fargo Bank, National Association as agent.
10.2	Closing Share and Warrant Issuance Agreement by and between Cadiz Inc. and MSD Credit Opportunity Master Fund, L.P., dated as of November 29, 2016
10.3	Closing Share and Warrant Issuance Agreement by and between Cadiz Inc. and MILFAM II L.P., dated as of November 29, 2016
10.4	Closing Share and Warrant Issuance Agreement by and between Cadiz Inc. and WPI-Cadiz Farm CA, LLC, dated as of November 29, 2016
10.5	Form of Interest Share Issuance Agreement